Subsequent Events	12 Months Ended
Sep. 30, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 20 – SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statements were issued. Based upon this review, other than as described below, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statements.

Conversion Agreement: On November 8, 2024, the Company entered into a Conversion Agreement (the “Conversion Agreement”) with the Lender, as later amended on November 14, 2024, to convert outstanding principal and interest totaling $771,085 payable under the Lender’s convertible notes payable into 319,952 shares of the Company’s common stock. Pursuant to the Conversion Agreement, the Company issued an additional warrant to purchase 351,424 shares of the Company’s common stock exercisable for a period of five years at an exercise price of $2.41 per share (the “November 2024 Warrant”) in exchange for the cancellation of the Lender’s convertible notes payable. Further, the Company and the Lender entered into a letter agreement providing that the Lender may not exercise the June 2024 Warrant in the event such exercise would result in the Lender holding in excess of 19.9% of the Company’s outstanding shares of common stock as of November 8, 2024.

Sales of Securities: On November 8, 2024 and November 18, 2024, the Company entered into securities purchase agreements pursuant to which the Company sold 110,707 and 138,556 shares of the Company’s common stock at a purchase price of $2.09456 and 1.7765 per share, respectively, for aggregate gross proceeds of $231,882 and $246,145, respectively. The purchase price per share includes a 5.0% discount from the closing price of the Company as listed on Nasdaq as of the business day immediately prior to the closing date of each securities purchase agreement.

Disposition of Subsidiary: On November 8, 2024, the Company entered into a Settlement Agreement and Release (the “Settlement Agreement”) with a shareholder of the Company and a subsidiary of the Company to sell the subsidiary to the shareholder or his nominee subject to the Company obtaining shareholder approval (the “Settlement Agreement”). The Settlement Agreement requires the Company to pay $61,000 to the shareholder of the Company by November 15, 2024. As required by the Settlement Agreement, a Share Purchase Agreement was entered into between the same parties dated December 23, 2024 providing that the Company, subject to it obtaining shareholder approval, will sell the subsidiary to the officer of the Company in consideration of GBP 1,000 (approximately $1,338 at September 30, 2024). In accordance with the terms of the Settlement Agreement, separate settlement agreements were entered into with two shareholders of the Company, pursuant to which the Company will issue an aggregate 200,000 shares of the Company’s common stock in consideration of each party releasing the Company for compensation owed for services.

Exit and Settlement Agreement: On November 8, 2024, the Company entered into an exit and settlement agreement (the “Exit and Settlement Agreement”) with three directors of the Board, under which each director resigned effective immediately. As required by the Exit and Settlement Agreement, the Company issued 46,700 fully vested shares of the Company common stock to each former direct in exchange for past services rendered.

Bylaws Amendment: On November 8, 2024, the Board approved an amendment to the Company’s Bylaws to decrease the quorum requirement from a majority to one-third of the voting power that was effective immediately.

Standby Equity Purchase Agreement: On December 3, 2024, the Company entered into the Standby Equity Purchase Agreement (“SEPA”) with an investor (the “Investor”) pursuant to which the Company has the right, at its option, to sell to the Investor up to $10 million of shares of the Company’s common stock, subject to certain limitations and conditions set forth in the SEPA, during the term of the SEPA. In connection with the SEPA, the Investor agreed to advance to the Company in the form of convertible promissory notes (the “SEPA Convertible Notes”) an aggregate principal amount of $2.0 million, which was to be advanced to the Company in three tranches. The first tranche of $500,000, was disbursed to the Company on December 3, 2024 (the “December 2024 Note”).

On December 19, 2024, the Company and the Investor entered into a Termination Agreement pursuant to which the SEPA and the Registration Rights Agreement were terminated. Accordingly, the Investor’s obligation to advance the Company additional amounts ceased.

Securities Purchase Agreement: On December 15, 2024, the Company entered into a Securities Purchase Agreement and Call Option (the “Star Agreement”) with Star 26 Capital Inc. (“Star”), the shareholders of Star (“Star Equity Holders”) and an officer of the Company acting in his capacity as the representative of the Star Equity Holders, to acquire a controlling 51% interest in Star, an Israeli corporation engaged as a supplier of generators for “iron dome” launchers and other defense products, in exchange for an aggregate investment of $15,000,000 that consists of :

●	A minimum amount of $5,000,000 in cash, less the amounts owed pursuant to Seller Notes, which shall be forgiven and cancelled as of the closing of the transaction

●	a promissory note in the principal amount of $10,000,000, which shall be reduced if the Company provides cash in excess of $5,000,000 maturing in 12 months following the closing (the “Investment Note”)

●	2,385,170 shares of the Company’s common stock issued to the Star Equity Holders which shall constitute approximately 29.75% of the issued and outstanding capital of the Company on a fully diluted basis, excluding the out of the money warrants

●	6,907,859 stock purchase warrants with a five year term and an exercise price of $1.50 per share

The Star Equity Holders granted the Company an option (the “Option”) to purchase the balance of their equity in Star (49.0%) for an aggregate $16,084,250 (the “Option Exercise Price”) in consideration for the issuance to the Star Equity Holders five-year stock purchase warrants to purchase an aggregate of 720,000 shares of the Company’s common stock with an exercise price of $1.50 per share. The Option Exercise Price to be paid by the Company to the Star Equity Holders consists of

●	$3,00,000 in cash,

●	a promissory note in the principal amount of $3,000,000, which accrues interest at 8.0% per annum and is due and payable six months after the issuance thereof,

●	2,385,170 shares of the Company’s common stock issued to the Star Equity Holders

●	5,109,789 stock purchase warrants with a five-year term and an exercise price of $1.50 per share

If, for a period of 12 months after the closing of the Star Agreement, the Company’s shares of common stock are delisted from Nasdaq, Star shall have the right, at its own discretion, to require the Company to exchange the Investment Note for all the shares of Star then held by the Company, provided, however, the Option shall be automatically cancelled and Star shall retain any cash payments made by the Company to Star and the Company shall retain an equity interest in Star equivalent to all cash payments. The closing of the Transaction is subject to customary closing conditions, including regulatory approvals, third-party consents, fairness opinion, and approval by the Company’s shareholders as required under applicable Nasdaq listing rules.

If the Star Agreement is canceled because stockholder approval was not obtained within 90-days after the date of the Star Agreement and the failure was a result of the Company failing to perform or observe the covenants or agreements of the Company provided for in the terms of the Star Agreement, the Seller is entitled to damages of $1,000,000 from the Company.

As a result of the Settlement Agreement and subject to the closing of the acquisition of Star, the Company’s business will be focused on the defense sector.

Private Placement: On December 18, 2024, the Company entered into a Securities Purchase Agreement with an accredited investor (the “Securities Purchase Agreement”) for a private placement (the “Private Placement”) pursuant to which the investor (the “Purchaser”) agreed to purchase from the Company 1,666,666 units for an aggregate purchase price of $10,000,000 or a per unit price of $6.00 with each unit consisting of (i) one share (the “Shares”) of the Company’s common stock and (ii) a stock purchase warrant to purchase up to one and one half shares of the Company’s common stock (the “December 2024 PIPE Warrant”). At the discretion of the Purchaser, it may elect to acquire one pre-funded common stock purchase warrant in lieu of one Share (the “Pre-Funded Warrant”). Each Share and accompanying December 2024 PIPE Warrant is being sold together at a combined offering price of $6.00 per Share and December 2024 PIPE Warrant. The Pre-Funded Warrant is immediately exercisable, at a nominal exercise price of $0.0001 per share, and may be exercised at any time until the Pre-Funded Warrant is fully exercised. The December 2024 PIPE Warrant will have an exercise price of $6.00 per share, are immediately exercisable on a cash or cashless basis and will expire five years from the date of issuance. The Units were priced in excess of the average Nasdaq Official Closing Price of the Company’s common stock for the five trading days immediately preceding the signing of the Securities Purchase Agreement. The Private Placement closed on December 20, 2024.

The Company is required to prepare and file a registration statement with the Securities and Exchange Commission within 15 days of the date of the Securities Purchase Agreement (the “Filing Deadline”) and to use commercially reasonable efforts to have the registration statement declared effective within 45 days of the closing of the Private Placement or 75 days in the event of a full review (the “Effectiveness Deadline”). In certain circumstances including, but not limited to, if the Company misses the Filing Deadline or the Effectiveness Deadline, then the Company will be required to pay to the Purchasers an amount in cash, as partial liquidated damages and not as a penalty, equal to the product of 5.0% multiplied by the aggregate purchase price.

Pursuant to a Placement Agency Agreement (the “PAA”), dated December 18, 2024, between the Company the placement agent entered into in connection with the Private Offering, the Company has paid customary placement fees to the placement agent, including a cash fee equal to 7.0% of the gross proceeds raised in the Private Placement and 4.0% on all proceeds from the exercise of the December 2024 PIPE Warrants. Pursuant to the PAA, the Company has also agreed to reimburse certain expenses of the placement agent incurred in connection with the Private Placement.

Incentive Equity Grants: On December 16, 2024, the Company issued an aggregate of 1,337,500 restricted stock grants consisting of restricted shares of common stock under its stock incentive plans to various executive officers, directors and consultants of the Company who have provided services to the Company for an extended period of time with limited compensation.